BIOLASE, Inc. Federico Pignatelli, Chairman & CEO Alexander K. Arrow, MD, President & COO NASDAQ: BIOL www.biolase.com Investor Update September 2013 Exhibit 99.1

Safe Harbor Statement
This presentation may contain forward-looking statements that are based on our current expectations, estimates and projections about our industry as well as management’s beliefs and assumptions. Words such as “anticipates,”
“expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include projections about our future earnings and margins and speak only as of the date hereof. Such statements are based upon the information available to us now and are subject to change. We will not necessarily inform you of such changes. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The important factors which could cause actual results to differ materially from those in the forward-looking statements include, among others, a downturn or leveling off of demand for our products due to the availability and pricing of competing products and technologies, adverse international market or political conditions, a domestic economic recession, the volume and pricing of product sales, our ability to control costs, intellectual property disputes, the effects of natural disasters and other events beyond our control and other factors including those detailed in BIOLASE’s filings with the Securities and Exchange Commission including its prior filings on Form 10-K and 10-Q.

BIOLASE has: • Invented, • Developed, • Patented, and been granted FDA clearances for a fundamentally different kind of tissue-cutting tool PAGE 3

•
Water molecules within tissue absorb laser
energy from the WaterLase and vaporize,
resulting in an atraumatic ablation of the
tissue.
–
Very little trauma or bleeding,
–
No heat or vibration, and
–
Little or no pain
–
Significantly reduces cross contamination
WaterLase All-Tissue Lasers

• Extensive patent protection
• Multiple other medical applications

Patient Testimony PAGE 5

How It Works: WaterLase High Speed Cutting PAGE 6

WaterLase Atraumatic Pediatric Tooth Extraction
The aiming beam
does not cut the
tissue nor
generate heat.
The tissue is cut
biologically, with
little or no pain,
when the laser
energizes water
at the molecular
level.

Digital Imaging:
Best-in-class digital imaging equipment,
including cone beam  3-D dental imaging and CAD/CAM
digital dental impressions.
Non-Dental:
The EPIC-V, and coming soon, the EPIC-S
Diode soft-tissue dental lasers: The EPIC 10 Soft Tissue
laser, which in June 2013 won the MDE gold medal in
medical device design, and the iLase, a portable diode
laser with no foot pedal, power cord, or external controls.
BIOLASE Products

All-tissue dental lasers:
Our flagship laser, the WaterLase
iPlus, and the WaterLase MD Turbo.

Our near term focus is to continue to emphasize our core dental laser business and our growing line of digital imaging systems and CAD/CAM intra-oral scanners. We entered the Veterinary market in Q3 2013 and may enter the ENT market in Q4 2013.
Diversification in 2013

2012 (Actual) 2013 (Projected)
Dental Laser Systems ~74% 68-70%
Imaging Systems ~6% 8-10%
Consumables ~10% 10-12%
Services ~10% 10-12%
License fees and Royalty Less than 1% 1-2%
ENT Laser Systems - TBD
Veterinary Laser Systems - New Launch

Why Should Dentists Buy a Waterlase iPlus?
•
WaterLase enables dentists to perform procedures that they would otherwise refer to specialists, for example:
•
Gingivectomy = $160-$200
•
Perio Treatment = $375-$1,000
•
Hard-tissue Crown Lengthening = $500-$700
•
Herpetic or Aphthous Ulcer = $300 - $500
•
Frenectomy = $400-$600
•
These procedures are easy to learn and training is included in the cost.
•
With no anesthesia, the WaterLase also increases efficiency and allows the dentist to work in multiple quadrants in a single visit., equating to $250-$750 per day in additional revenue.
Monthly Finance Payment New Monthly Revenue Generated
Approx. $1,300 $5,000 – $15,000

A dentists’ return on investment can
be 500% to 1,500%
Return on Investment

•
WaterLase dentists offer their customers more
procedures and they have a higher rate of acceptance.
Patients are more likely to accept treatment if it does not
hurt them.
• Case Study:  Doctor David Peck (Springfield, MA)
–
$1M practice in 2010; purchased a WaterLase iPlus
in January 2011.
–
Practice grew to $1.7M in 2011; For example, Dr.
Peck performed 75 frenectomies in 2011 that
generated $35,000 of revenues.  That’s a total of
about 90 minutes of work.
–
Purchased second WaterLase iPlus in Sept 2012; practice
grew to $2.0M in 2012.
Value Proposition of WaterLase

Who have we been selling to? PAGE 13

•
EPIC 10 total diode solution
–
regulatory clearance late Q3 (EU) & early Q4
(US) 2012.
–
cleared for 3 unique uses:
Soft Tissue Surgery,
Whitening,
Pain Therapy.
Diode Soft-Tissue Dental Lasers

•
iLase
–
portable diode laser.
–
no foot pedal, power cord, or external controls.

•
TRIOS intra-oral
scanner and cart:
–
digital
impression
taking.
–
handheld
scanner,
operator's
control cart,
and software.
–
North American
distribution
agreement
through Aug
2017.
In-Licensed Products
•
NewTom/Cefla 3D
cone beam
imaging products:
–
medical grade
imaging
technology.
–
less cost, less
radiation
exposure.
–
U.S. & Canada
distribution
agreement
through Feb 2015.

Da Vinci Imaging is Ready to Help Laser Sales Core Laser Business Biolase Da Vinci Imaging PAGE 16

BIOLASE lasers are to other cutting tools like a smart phone is to a telephone PAGE 19

The Dental Drill vs. the WaterLase PAGE 20

The Scalpel vs. the Epic PAGE 21

Annual Net Revenue and Stock Price PAGE 22 Projected revenue guidance of approximately $68 million, last updated August 7, 2013.

Quarterly Net Revenue and Influencers in Turnaround PAGE 23

•
160,000 dentists in US & Canada.
1
•
Approximately 1.5 M dentists in 134
countries.
–
rapid growth in emerging economies
2
e.g. China, India & Indonesia.
•
Current market penetration.
–
approx. 5.0% of dental practices in US.
–
approx. 1.5% worldwide.
•
Each incremental 1% market penetration equals over $600M
revenue.
•
Dental laser market opportunity is over $50B.
BIOLASE’s Market Opportunity
Est. total global market
BIOLASE systems sold worldwide 1998-present
1
American Dental Association.
2
World Federation of Dentistry.

Dominant Market Position WW Hard-tissue Dental Laser Market WW Total Dental Laser Market 80% 45% BIOLASE Market Share PAGE 25

WaterLase Technology Substantially Reduces
the Risk of Cross Contamination and Contagion
Burs and Endo
Files:
WaterLase
Tips:
•Complex and rugged bur surface difficult to sterilize.
•Smooth tip surface does not harbor debris or
bacteria like abrasive surface of burs or files.
•YSGG laser energy is bacteriacidal.³
•Disposable tips work without the need to contact tissue.
Also eliminates accidental sticks with contaminated burs.
•15% of “sterilized”
burs and up to 76% of “sterilized”
endodontic files carry pathogenic micro-organisms.
1, 2
•Autoclaving fails one out of every seven times to
decontaminate burs.¹
1. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1. 2. Contaminated dental instruments: Smith
A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-5. 3. The antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with Enterococcus faecalis:
Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002

•
314 patents issued & pending.
•
70% are related to WaterLase technology & medical lasers.
Extensive Patent Portfolio
Issued &
Active
Pending Total
U.S. 80 44 124
International 82 108 190
Total 162 152 314

•
Continued sustained top line growth
•
Non-GAAP profitability, GAAP profitability, becoming cash
flow positive
•
Launching 1-2 major new products per year
•
Entering one new non-dental market per year
•
Alleviating working capital constraints that have been hurting our operating margins and our progress
•
Return to our reputation as a product-driven company
Corporate Goals

BIOLASE Corporate Headquarters in Irvine, California

•
Sales offices in Floss (Germany), Madrid (Spain),
Shanghai (China), and Mumbai (India); expansion
planned in Dubai (UAE), and Rio de Janero (Brazil).
•
Floss also has service and manufacturing capabilities.
•
Training facility at corporate HQ with access to state-of-
the-art facilities throughout the U.S. & Internationally.
BIOLASE Europe in Floss, Germany
•
57,000 sq. ft. facility in Irvine, California, includes
manufacturing and development facilities.
•
Can accommodate growth to $250 million.
•
Over 210 employees worldwide.
BIOLASE Facilities & Employees

•
The “big story” potential of pipeline products in at least five new markets (orthopedics, ophthalmology, ENT surgery,
podiatry, and veterinary surgery)
•
The stability and risk-reduction of an established growing
business in its first market: dentistry
•
With BIOLASE, you get both advantages in one company: (1)
potential upside from a deep pipeline, and (2) an established growth business – at a very low multiple of revenues
A Growth Story with
Proof-of-Concept

Management and Board of Directors
Management
– Salary $1, ownership position 5.5%
– Ownership position: 1.5%
– Ownership position: 0.7%
Board of Directors

• Federico Pignatelli, Chairman
• Gregory Lichtwardt
• Erin Enright
• Frederic Moll, MD
• Alexander Arrow, MD
•
Norman Nemoy, MD
• Federico Pignatelli, CEO
• Alexander Arrow, President & COO
• Frederick Furry, CFO
• Bill Brown, VP Bus Dev & Sales
• Orlando Rodrigues, VP Marketing
• Dmitri Boutoussov, VP R&D
• Colleen Boswell, VP RA/QA